UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2103 City West Blvd., 4th Floor Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2017, Mr. Chet Akiri, Senior Vice President and Chief Commercial Officer and Mr. William J. Collins III, Senior Vice President Operations, both departed Bristow Group, Inc. (“the Company”). Both Mr. Akiri and Mr. Collins are in the process of negotiating a Separation Agreement and Release in Full to specify the terms of their respective departures from the Company with the benefits and compensation provided in connection therewith anticipated to be substantially consistent with the termination without cause terms set forth in the Bristow Group Inc. Management Severance Benefits Plan for U.S. Employees effective June 4, 2014 that was filed as Exhibit 10.70 to the Company’s Annual Report on Form 10-K filed on May 20, 2015 (the “Severance Plan”).

The offices of Senior Vice President and Chief Commercial Officer and Senior Vice President Operations will be eliminated, effective June 8, 2017. The Company’s new organizational structure will concentrate around two primary geographical hubs in key areas of business, Europe and the Americas, and become more regionally focused. Effective June 8, 2017, Alan Corbett, who has served as Region Director for the Europe Caspian Region, has been named Vice President – Europe, Africa, Middle East, Asia (EAMEA) and will be responsible for operations and business development in those areas, including Airnorth and Eastern Airways operations. He will also have global oversight of commercial support activities. Also effective June 8, 2017, Rob Phillips, who has recently served as Vice President of Global Operations Services, has been named Vice President – Americas and will be responsible for operations and business development efforts in the U.S., Trinidad, Canada, Suriname, Guyana, Brazil, and Bristow Academy. He will also have global oversight of operations support activities.

Item 7.01.	Regulation FD Disclosure.

On June 8, 2017, the Company issued a press release announcing the departure of Messrs. Akiri and Collins from the Company, a copy of which is furnished with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: June 8, 2017	By:	/s/ David C. Searle
David C. Searle
Interim General Counsel and Corporate Secretary